Exhibit 10.26

AGREEMENT made the 13th day of October 2004

BETWEEN	Jewel Properties Limited (“The Lessor”)

AND	Datec Investments Ltd (“The Lessee”)

AND	Datec Group Ltd (“The Guarantor”)

WHEREBY the Lessor agrees to grant and the Lessee agrees to accept a Lease (“ the Lease”) of the Premises (“the Premises”) as described in the Schedule to this Agreement on the following terms and conditions:

1.	TERM

1.1	The Lease shall be for a term of 3 years commencing 1st January 2005 (hereinafter referred to as the Commencement date) and expiring 31st December 2007.

1.2	The Lessor shall provide for one right of renewal for a term of 3 years to the intent that the final expiry date of the Lease shall be no later than 31st December 2010.

1.3	Access to the premises shall be granted from 15th November 2004, or earlier at the absolute discretion of the Lessor for the purpose of fitting out.

2.	GROSS RENTAL

2.1	The gross annual rental shall for the term of the lease shall be $52,000.00 per annum 1st year, $53,000.00 per annum 2nd year, $54,000.00 per annum 3rd year plus 4 stacked carparks @ $80.00 each or $16,640.00 pa. Total $68,640.00 (plus GST), payable monthly in advance at a rate of $5,720.00 (plus GST).

2.2	The gross annual rental shall include all outgoings including but not limited to local body rates, insurances, valuation fees, building maintenance etc. The Lessee shall pay its own telephone, electricity and cleaning costs for the occupied area.

2.3	The rental payable pursuant to the Lease shall be paid monthly in advance to the Lessor without deduction and shall be paid by automatic bank authority.

3.	USE OF PREMISES

3.1	The Premises shall be used by the Lessee as Commercial Offices.

4.	FORM OF LEASE

4.1	The Lessor and the Lessee agree to execute a formal Lease of the premises. The Lease will be prepared by the Lessor’s Solicitor and executed by the Lessee at the cost of the Lessee. The cost not to exceed $500.00 plus GST.

4.2	The Lessee shall execute the Lease within 30 days of it being received by the Lessee or by the Lessee’s solicitors.

5.	DEPOSIT

5.1	Upon execution of this Agreement by both parties the Lessee shall pay a deposit of $12,870.00 (including GST) to CB Richard Ellis (Agency) Limited Trust Account which sum shall be applied by the Lessor in payment of two months rental payable pursuant to the Lease.

6.	THE AGENT

6.1	The Lessor hereby recognises CB Richard Ellis (Agency) Limited as its agent in connection with this Agreement and agrees to pay a fee in accordance with the CB Richard Ellis (Agency) Limited standard scale of fees.

7.	GUARANTEE

7.1	The Lease shall be guaranteed by Datec Group Ltd.

8.	SPECIAL TERMS AND CONDITIONS

1.	This offer is subject to the lessor painting and repairing all the internal walls and the over head lights in reception to made to work. Colour schemes to be provided by the lessor.

2.	Provide a door to close off the staff amenities area from the rest of the office.

3.	Use of office furniture, partitions, alarms and key pad locks as currently installed in premises.

4.	All signage from the previous tenant removed from foyer area.

THE SCHEDULE

THE PREMISE

ADDRESS: Part level 10,63 Albert Street, Auckland

AREA: approx. 240 sm

GROSS RENTAL: $52,000.00 pa plus gst plus 8 stacked carparks

LEASE TERM: 3 years

RIGHT OF RENEWAL: 1 x 3 years

SIGNED by the Lessor	)

)

DATE

SIGNED by the Lessee	)

DATE 13/10/14

SIGNED by the Guarantor/s

DATE 13/10/04

THE SCHEDULE

THE PREMISE

ADDRESS: Part level 10, 63 Albert Street, Auckland

AREA: approx. 240 sm

GROSS RENTAL: $52,000.00 pa plus gst plus 8 stacked carparks

LEASE TERM: 3 years

RIGHT OF RENEWAL: 1 x 3 years

SIGNED by the Lessor )
)

DATE 13/10/04

SIGNED by the Lessee )

DATE 13/10/04

SIGNED by the Guarantor/s

DATE 13/10/04

4.	FORM OF LEASE

4.1	The Lessor and the Lessee agree to execute a formal Lease of the premises. The Lease will be prepared by the Lessor’s Solicitor and executed by the Lessee at the cost of the Lessee. The cost not to exceed $500.00 plus GST.

4.2	The Lessee shall execute the Lease within 30 days of it being received by the Lessee or by the Lessee’s solicitors.

5.	DEPOSIT

5.1	Upon execution of this Agreement by both parties the Lessee shall pay a deposit of $12,870.00 (including GST) to CB Richard Ellis (Agency) Limited Trust Account which sum shall be applied by the Lessor in payment of two months rental payable pursuant to the Lease.

6.	THE AGENT

6.1	The Lessor hereby recognises CB Richard Ellis (Agency) Limited as its agent in connection with this Agreement and agrees to pay a fee in accordance with the CB Richard Ellis (Agency) Limited standard scale of fees.

7.	GUARANTEE

7.1	The Lease shall be guaranteed by Datec Group Ltd.

8.	SPECIAL TERMS AND CONDITIONS

1.	This offer is subject to the lessor painting and repairing all the internal walls and the over head lights in reception to made to work. Colour schemes to be provided by the lessor.

2.	Provide a door to close off the staff amenities area from the rest of the office.

3.	Use of office furniture, partitions, alarms and key pad locks as currently installed in premises.

4.	All signage from the previous tenant removed from foyer area.

5.	Rent review to market, ratchet to previous years rental, upon renewal after 3 years rental to increase by $1000 p.a.